                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)

                                 APRIL 17, 1996



                             GISH BIOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
         (State or other jurisdiction of incorporation or organization)


              0-10728                                          95-3046028
      (Commission File Number)                              (I.R.S. Employer
                                                         Identification Number)

         2681 KELVIN AVENUE
         IRVINE, CALIFORNIA                                      92715
(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (714) 756-5485


         The undersigned Registrant hereby amends the following items, financial statement, exhibit or other portions of its Current Report on
   Form 8-K dated April 17, 1996, as set forth in the pages attached hereto:

                   Item 7.  Financial Statements and Exhibits

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              -Audited Financial statements of Creative Medical Development, Inc. for the years ended September 30, 1995 and 1994, together with report of Independent Accountants. See attachment 7(a)1.

              -Unaudited Interim financial statements of Creative Medical Development, Inc. on form 10QSB for the month periods ended December 31, 1995 and 1994. See attachment 7(a)2.

         (b)  Proforma Financial Information

              -Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995. See attachment 7(b)1.

              -Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended June 30, 1995 and September 30, 1995. See attachment 7(b)2.

              -Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended December 31, 1995. See attachment 7(b)3.

              -Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. See attachment 7(b)4.

         (c)  Exhibits

              Exhibit Number   Description
              --------------   -----------
                   2.1         Asset Purchase Agreement dated September 12, 1995
                               between Gish Biomedical, Inc. and Creative
                               Medical Development Inc.*

                  10.1 Employment Agreement between Gish Biomedical, Inc. and Glen Imbro.*

                  10.2 Employment Agreement between Gish Biomedical, Inc. and Ron Gangemi.*

                  10.3 Employment Agreement between Gish Biomedical, Inc. and Chuck Grey.*

                  10.4 Employment Agreement between Gish Biomedical, Inc. and John Hart.*

         Exhibit Number   Description
         --------------   -----------
               27         Financial Data Schedules*

               99         Press Release issued by registrant on April 23, 1996.*

- ------------
* Previously Filed.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Gish Biomedical, Inc.
                                        -------------------------------------
                                                    (Registrant)


                                        By    JEANNE M. MILLER
                                              -------------------------------
                                              Jeanne M. Miller
                                              Vice President/CFO


                                        Date  June 28, 1996
                                              -------------------------------

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                             GISH              CMD
                                         DECEMBER 31,     DECEMBER 31,     OPERATIONS NOT     PRO FORMA         PRO FORMA
                                             1995             1995          ACQUIRED (C)     ADJUSTMENTS       CONSOLIDATED
                                         ------------     ------------     --------------    -----------       ------------
ASSETS:
Current Assets:
  Cash and cash equivalents              $ 1,292,700       $       --       $        --      $       --        $ 1,292,700
  Short-term investments                   3,190,000               --                --              --          3,190,000
  Accounts receivable, net                 3,844,300          232,907          (232,907)             --          3,844,300
  Inventories                              6,440,600               --                --         301,000 (A)      6,741,600
  Net assets of discontinued operations           --          774,910                --        (774,910)(A)             --
  Net assets held for sale                        --        1,215,579        (1,215,579)             --                 --
  Deferred income tax assets                 625,000               --                --              --            625,000
  Prepaid expense                            823,400               --                --              --            823,400
                                         -----------       ----------       -----------      ----------        -----------
       Total current assets               16,216,000        2,223,396        (1,448,486)       (473,910)        16,517,000

Net property and equipment                 3,968,000               --                --         473,910 (A)      4,441,910
Note receivable                              600,000               --                --        (600,000)(B)             --
Other assets                                  74,300               --                --              --             74,300
Excess of purchase price over                     --               --                --              --                 --
  fair value of net assets acquired               --               --                --       1,885,090 (A)      1,885,090
                                         -----------       ----------       -----------      ----------        -----------
Total assets                             $20,858,300       $2,223,396       $(1,448,486)     $1,285,090        $22,918,300
                                         ===========       ==========       ===========      ==========        ===========

LIABILITIES AND SHAREHOLDER EQUITY

Current liabilities:
  Bank overdraft                         $        --       $   57,175       $   (57,175)     $       --        $        --
  Notes payable due within one year               --          787,406          (187,406)       (600,000)(B)             --
  Accounts payable                         1,048,600          223,846          (223,846)         60,000 (A)      1,108,600
  Accrued liabilities                        893,300           35,295           (35,295)            --             893,300
                                         -----------       ----------       -----------      ----------        -----------
       Total current liabilities           1,941,900        1,103,722          (503,722)       (540,000)         2,001,900

Deferred rent                                255,600               --                --              --            255,600
Deferred income taxes                          4,500               --                --              --              4,500
Notes payable due after one year                  --        1,234,995        (1,234,995)             --                 --
Shareholders' equity
  Preferred stock                                 --            8,100            (8,100)             --                 --
  Common stock                             7,789,700           20,461           (20,461)      2,000,000 (A)      9,789,700
  Retained Earnings                       10,866,600         (143,882)          318,792        (174,910)(A)     10,866,600
                                         -----------       ----------       -----------      ----------        -----------
       Total shareholders' equity         18,656,300         (115,321)          290,231       1,825,090         20,656,300
                                         -----------       ----------       -----------      ----------        -----------
Total liabilities and shareholders'
  equity                                 $20,858,300       $2,223,396       $(1,448,486)     $1,285,090        $22,918,300
                                         ===========       ==========       ===========      ==========        ===========






                                     7(b)1

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                             GISH             CMD
                                         -----------      ------------
                                               FISCAL YEAR ENDED
                                         -----------------------------
                                           JUNE 30        SEPTEMBER 30     OPERATIONS NOT     PRO FORMA         PRO FORMA
                                             1995             1995          ACQUIRED (D)     ADJUSTMENTS       CONSOLIDATED
                                         -----------      ------------     --------------    -----------       ------------
Net sales                                $21,587,600      $   806,637       $        --      $        --        $22,394,237
Cost of Sales                             13,659,300          453,702                --               --         14,113,002
                                         -----------      -----------       -----------      -----------        -----------
          Gross profit                     7,928,300          352,935                --               --          8,281,235

Operating expenses
  Selling and marketing                    2,575,200          492,137                --               --          3,067,337
  Research and development                 1,124,700          413,559                --          (65,000)(F)      1,473,259
  General and administrative               1,745,100          838,350                --         (100,000)(F)      2,483,450
  Amortization of excess purchase price           --               --                --          188,500 (E)        188,500
  Rental activities, net                          --           90,485           (90,485)              --                 --
  Loss from discontinued operations, net          --               --                --               --                 --
                                         -----------      -----------       -----------      -----------        -----------
       Total operating expenses            5,445,000        1,834,531           (90,485)          23,500          7,212,546
                                         -----------      -----------       -----------      -----------        -----------
       Operating income                    2,483,300       (1,481,596)           90,485          (23,500)         1,068,689

Interest income, (expense)                   274,100           (7,409)            7,409          (36,000)(G)        238,100
                                         -----------      -----------       -----------      -----------        -----------
Income before provision for taxes          2,757,400       (1,489,005)           97,894          (59,500)         1,306,789
Provision for taxes                        1,075,000               --                --          (87,500)(H)        987,500
                                         -----------      -----------       -----------      -----------        -----------
Net income, (loss)                       $ 1,682,400      $(1,489,005)      $    97,894      $    28,000        $   319,289
                                         ===========      ===========       ===========      ===========        ===========
Net income (loss) per share:

  Net income (loss) per share (I)        $      0.52                                                            $      0.09
                                         ===========                                                            ===========
Weighted average shares outstanding        3,217,800                                                              3,458,040
                                         ===========                                                            ===========





                                     7(b)2

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                             GISH             CMD
                                         ------------     ------------
                                               SIX MONTHS ENDED
                                         -----------------------------
                                         DECEMBER 31,     DECEMBER 31,    OPERATIONS NOT      PRO FORMA          PRO FORMA
                                             1995             1995         ACQUIRED (D)      ADJUSTMENTS       CONSOLIDATED
                                         ------------     ------------    --------------     -----------       ------------
Net sales                                $11,051,800        $ 270,208       $        --      $        --        $11,322,008
Cost of Sales                              7,198,600          135,690                --               --          7,334,290
                                         -----------       ----------       -----------      -----------        -----------
          Gross profit                     3,853,200          134,518                --               --          3,987,718

Operating expenses
  Selling and marketing                    1,675,800          102,000                --               --          1,777,800
  Research and development                   697,200           87,219                --          (32,500)(F)        751,919
  General and administrative                 864,000          181,896                --          (50,000)(F)        995,896
  Distributor contract termination fee       702,000               --                --               --            702,000
  Amortization of excess purchase price           --               --                --           94,250 (E)         94,250
  Rental activities, net                          --            4,734            (4,734)              --                 --
  Loss from discontinued operations, net          --           31,017                --               --             31,017
                                         -----------       ----------       -----------      -----------        -----------
       Total operating expenses            3,939,000          406,866            (4,734)          11,750          4,352,882
                                         -----------       ----------       -----------      -----------        -----------
       Operating income                      (85,800)        (272,348)            4,734          (11,750)          (365,164)

Interest income, (expense)                   108,200           (4,996)            4,996           (9,000)(G)         99,200
                                         -----------       ----------       -----------      -----------        -----------
Income before provision for taxes             22,400         (277,344)            9,730          (20,750)          (265,964)
Provision for taxes                            8,700               --                --          (40,200)(H)        (31,500)
                                         -----------       ----------       -----------      -----------        -----------
Net income, (loss)                       $    13,700       $ (277,344)      $     9,730      $    19,450        $  (234,464)
                                         ===========       ==========       ===========      ===========        ===========
Net income (loss) per share:

  Net income (loss) per share (I)        $      0.00                                                            $     (0.07)
                                         ===========                                                            ===========
Weighted average shares outstanding        3,368,169                                                              3,360,517
                                         ===========                                                            ===========





                                     7(b)3

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


(A) To reflect consideration paid and the purchase price allocation in connection with the Company's acquisition from Creative Medical Development (CMD) of its ambulatory infusion pump operations and related technology. The purchase price was $2,600,000 comprised of $600,000 in cash and 240,240 shares of Gish Biomedical, Inc. common stock valued at $2,000,000. Acquisition costs are expected to be approximately $60,000.

      The estimated purchase price allocation is as follows:

      Estimated purchase price in excess of net assets acquired:

      Purchase price, including acquisition costs                         $2,660,000
      Less estimated fair market value of recorded net assets of CMD         774,910
                                                                          ----------
      Excess of purchase price over fair value of net assets acquired     $1,885,090
                                                                          ==========

      The purchase price allocation is based on preliminary estimates of the fair value of the net assets acquired and is subject to adjustment as additional information becomes available during fiscal 1997.

(B)   Elimination of intercompany note receivable from CMD.

(C) To eliminate assets, liabilities and equity of CMD that were not purchased or assumed by the Company, in addition to reclassification of certain other assets for consistent presentation.

(D) To eliminate operating results of certain CMD operations which were not acquired by the Company.

(E) Amortization expenses for excess of purchase price over fair value of net assets acquired and for acquired patents, trademarks and technology over 10 years on a straight-line basis.

(F) Estimated reduction in payroll expense for job positions eliminated as a result of the acquisition.

(G) Reduction of interest income on the $600,000 cash payment made as part of the $2,600,000 purchase price.

(H) The pro forma tax provision reflects the estimated income tax benefits from the pro forma adjustments determined using the effective tax rates for each combining company applied to the respective pro forma adjustments for each combining company.

(I) Pro forma earnings per share is determined based on the weighted average number of common and dilutive common equivalent Gish Biomedical, Inc. shares outstanding in each period plus 240,240 additional shares of common stock.

                                     7(b)4